BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Core Plus Fund

Supplement dated March 6, 2015 to the
Statement of Additional Information of BlackRock Large Cap Core Plus Fund (the “Fund”), dated January 28, 2015

On February 19, 2015, the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), approved a proposal to amend the Fund’s investment process and principal investment strategies, to change the name of the Fund to BlackRock Event Driven Equity Fund, to change the portfolio manager and to amend the Fund’s non-fundamental investment restrictions. These changes will become effective on or about May 6, 2015 and are summarized below with respect to the Fund’s Statement of Additional Information. In addition, effective March 13, 2015, the Fund is closed to new investors.

Principal Investment Strategies

Effective on or about May 6, 2015, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund will seek to achieve its investment objective by employing an event driven strategy, primarily investing in companies that have announced a material change or in companies that BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), expects to undergo a material change. A material change that could impact the price of securities for purposes of the Fund’s investment strategies is referred to herein as a “catalyst.” The Fund will focus on identifying investments that have a sufficiently defined catalyst. These catalysts span a broad spectrum and include, for example, announced mergers and acquisitions, spinoffs and split-offs, financial or strategic restructurings, management changes, synergistic acquisitions, as well as other transformative events. The intended goal of the Fund is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event. This can be done by taking a long position in a security or other financial instrument that is believed to be underpriced or a short position in a security or other financial instrument that is believed to be overpriced. The Fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, although the Fund may also take long and short positions directly. At times, the Fund may have significant short positions in equity securities and equity-related instruments.

The Fund will normally invest in both U.S. and non-U.S. securities. Non-U.S. securities may be denominated in either U.S. dollars or foreign currencies. The Fund may invest in securities of issuers of any market capitalization.

The Fund’s investment in equity securities may include common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund may gain exposure to equity securities through derivatives.

The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in fixed-income securities and related derivative instruments with similar economic characteristics. The Fund’s investment in fixed-income securities may include fixed and floating rate corporate bonds and municipal securities. The Fund may invest in debt securities of any rating, which may include high yield securities (commonly called “junk bonds”).

The Fund may invest in derivatives, including but not limited to, total return and credit default swaps, contracts for difference, futures, options, indexed and inverse securities and foreign exchange transactions, for hedging purposes, as well as to enhance the return on its portfolio investments. There will be no limit to the Fund’s ability to invest in derivatives, except as may be limited by requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and at times the Fund may utilize derivatives to a significant extent.

When consistent with the Fund’s investment objective, the Fund’s investments may include short-term investments such as cash and cash equivalents, U.S. Government and agency securities, money market funds (including funds that may be affiliated with or sponsored or managed by BlackRock), commercial paper, certificates of deposit and other bank deposits and bankers’ acceptances.

The Fund may invest in securities of companies without an identified catalyst to hedge unwanted exposures to an industry or the market as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Non-Fundamental Investment Restrictions

Effective on or about May 6, 2015, under its non-fundamental investment restrictions, which may be changed by the Board of Directors of the Corporation without shareholder approval, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Portfolio Manager

Effective on or about May 6, 2015, Mark McKenna will be the portfolio manager of the Fund and will be primarily responsible for the day-to-day management of the Fund’s investment portfolio.

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In conjunction with the effectiveness on or about May 6, 2015 of the changes set forth herein, BlackRock will send Fund shareholders a copy of the Fund’s updated Summary Prospectus.

Shareholders should retain this Supplement for future reference.